UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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NEXTGEN HEALTHCARE, INC.

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Executing Our Strategy to Drive Value Creation Investor Presentation September 2021

Legal Disclosures Certain Information Concerning the Participants NextGen Healthcare has filed a definitive proxy statement and supplement to the proxy statement (the “Supplement”) with the U.S. Securities and Exchange Commission (the “SEC”), together with the associated WHITE proxy card attached to the Supplement, in connection with the solicitation of proxies for NextGen Healthcare’s 2021 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). WE URGE SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND SUPPLEMENT (INCLUDING ANY OTHER AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT) AND ANY OTHER RELEVANT DOCUMENTS THAT NEXTGEN HEALTHCARE WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. NextGen Healthcare and certain of its directors and executive officers are participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of NextGen Healthcare’s directors and executive officers and their respective interests in NextGen Healthcare by security holdings or otherwise are set forth in the Definitive Proxy Statement and Supplement. To the extent holdings of such participants in NextGen Healthcare’s securities are not reported, or have changed since the amounts described, in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of NextGen Healthcare’s Board of Directors for election at the 2021 Annual Meeting are included in the Definitive Proxy Statement and Supplement. Shareholders will be able to obtain, free of charge, copies of the Definitive Proxy Statement, Supplement, any other amendments or supplements thereto and any other documents when filed by NextGen Healthcare with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at NextGen Healthcare’s website (https://investor.nextgen.com), by emailing NXGNproxy@mackenziepartners.com or by calling MacKenzie Partners at (800) 322-2885 Forward Looking Statements This presentation and the accompanying oral statements may contain forward-looking statements within the meaning of the federal securities laws. Statements regarding future events, developments, the Company's future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue and net income), are forward-looking statements within the meaning of these laws and involve a number of risks and uncertainties. Management believes that these forward-looking statements are reasonable and are based on reasonable assumptions and forecasts, however, undue reliance should not be placed on such statements that speak only as of the date hereof. Moreover, these forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; business disruption due to the COVID-19 pandemic or other future public health epidemics; impact of incentive payments under The American Recovery and Reinvestment Act on sales and the ability of the Company to meet continued certification requirements; impact of the patient access and information blocking provisions of the 21st Century Cures Act; the development by competitors of new or superior technologies; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; product liability; changing economic, political or regulatory influences in the health-care industry; the effectiveness of M&A strategies and integration efforts; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company's ability or inability to attract and retain qualified personnel; disruptions caused by corporate restructuring plans and business strategy shifts; possible regulation of the Company's software by the U.S. Food and Drug Administration; uncertainties concerning threatened, pending and new litigation against the Company including related professional services fees; uncertainties concerning the amount and timing of professional fees incurred by the Company generally; changes of accounting estimates and assumptions used to prepare the prior periods' financial statements; general economic conditions; and the risk factors detailed from time to time in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission.

NextGen Healthcare Is Poised for Accelerating Shareholder Value Creation Leadership has transformed NextGen Healthcare into a market leader with a winning platform and exceptionally engaged employees A robust foundation is now in place. We have never been better positioned to accelerate growth and create significant, sustainable value With our new CEO, NextGen Healthcare has a powerhouse management team NextGen Healthcare’s director nominees have deep, diverse, relevant expertise and are committed to serving the best interests of ALL shareholders

Who We Are A market-leading provider of integrated healthcare software, services and analytics solutions. Our solutions help healthcare providers manage risk and complexity, and more effectively deliver high quality care in a rapidly evolving U.S. healthcare sector. $1.1B Market cap $556M Annual revenues (FY21) 100K+ Number of medical providers we serve 2,564 Employees

What We Do Engage and empower patients in their care Improve the quality and efficiency of care delivery Drive healthy, predictable financial outcomes Orchestrate delivery to manage risk Enable frictionless interoperability

In 2015 NextGen Healthcare was challenged by decisions made when Sheldon Razin was Chair. It took a number of years for new leadership to address the damage that was done. Poor capital allocation that prioritized dividends over internal investment Lack of timely investment that hindered innovation and ability to keep up with industry trends Poor execution on R&D programs and M&A that resulted in $77M+ in write-offs An under-invested employee base An under-performing management team that had been protected and was not held accountable

*Voice Of The Employee (V.O.T.E) Annual engagement Survey Scores 2015 Out of 100% scale We Inherited a Destabilized, Underperforming and Rapidly Deteriorating Company Declining Revenue Growth Under-invested employee base* 40% Culture 37% Company Potential 37% Sr. Mgr. Relationships 38% Learning & Development Share price had fallen ~75% from government stimulus induced high with no plan to recover

NXGN Share Price We Inherited a Destabilized, Underperforming and Rapidly Deteriorating Company 2009 American Recovery and Reinvestment Act (ARRA) required and provided funding to nearly all medical practices to implement EHR A rising tide lifts all boats, NXGN rides the wave of “Meaningful Use” NXGN revenue growth begins to decelerate, consistent with peers, leading to lower multiples and decreased stock price Between FY12 – FY15, Total Revenue Growth Rapidly Declined High margin license revenue eroded Driving significant compression of margins But the Dividend Payouts Continued With a falling stock price, dividend yields rose above 5% And Leadership, under Sheldon, didn’t have plans to address the operational issues

*Voice Of The Employee (V.O.T.E) Annual engagement Survey Scores 2015 We Inherited a Destabilized, Underperforming and Rapidly Deteriorating Company Incomplete Solutions Portfolio Discovered material gaps in the product portfolio due to lack of investment over many years

We Implemented Far-Reaching Changes to Revitalize the Company…

We Undertook a Multiphase Transformation Reinforced and Scaled Offerings Increased R&D and focus on product quality Built a commercial foundation Invested in talent and culture Pursued strategic M&A Diversified revenue “Surround Solutions” Expanded services Established new partnerships and business development initiatives Instilled operational excellence Accelerating Growth Enhancing “Surround” delivery Growing platform capabilities Extending footprint in high-growth markets Continuing business development and strategic M&A Phase I July 2015 – Dec 2016 Phase II Jan 2017 – Dec 2019 Phase III Jan 2020+ Made foundational investments to drive material growth in company health and performance Stabilized the Company Brought on and supported executive team (CEO/CIO) Ended quarterly dividend Assessed, streamlined the portfolio

Assessed and Realigned the Portfolio

- Divested hospital business in 2015 to focus on profitable elements of the portfolio
- Discontinued NGNow, reallocated spend into more attractive development programs
- Suspended quarterly dividend in 2016, providing ~$42M cash flow for investment in company
- Restructured the organization, eliminating layers of management and business units
- Acquired HealthFusion, a highly ranked SaaS offering that unlocked new and profitable ambulatory practice segments



Eliminated underperforming assets; began adding new growth opportunities in ambulatory healthcare

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Increased R&D and Investment Focus, Which Drove Significant Results

R&D Spend
(% of Total Revenue)


With Sheldon Razin
as Chairman
12%
12%
13%
14%
17%
18%
19%
18%
17%
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
$540M
Total R&D spend (FY16-FY21)

Efficiency

- ~20% increase in available capacity

Quality

- >95% defects detected well before general release

Delivery

- ~95% of releases delivered on-time, on-scope

Capacity

- Scaled India development center as flexible global R&D resource model

In last six years, NextGen Healthcare has invested more in R&D than previous 15 years, turning core offerings into “Best in KLAS”

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Mobile and Analytics High-Growth Specialties Patient Engagement Unlocked High-Growth Markets Through Strategic M&A Entrada (2017): Core mobile capabilities, augmenting the EHR and improving the provider experience Eagle Dream (2017): Population health management capabilities, broadens offering and cross-sell opportunity Inforth Technologies (2019): Vertically integrated solutions and domain expertise to accel in musculoskeletal physician practices Topaz (2019): Vertically integrated solutions and domain expertise to access and expand the behavioral health market Medfusion (2019): Broadens solution-set to include a next-generation patient portal, self-scheduling and patient payments OTTO Health (2019): Expands capabilities to enable virtual visits through embedded technologies and professional services

Broadened Partnerships and Scale Strategic partners drive $100M+ in annual revenue with potential to scale even further Priority Business Development Opportunities Service Extenders Marketplace launch Modern API Interoperability 243M+ direct messages 150M+ documents exchanged 40M countries with Mirth Connect customers Secure Cloud Improved security and HIPAA compliance Improved uptime Research Patient chart transfers Lab orders and results

* SG&A has been adjusted to remove shareholder litigation expense Instilled Operational Excellence to Drive Margin Expansion Leadership’s ongoing efforts to drive costs out of the business model has led to SG&A below 30% of total revenue in FY21 Migrated hosting infrastructure to Amazon Web Services (AWS) Reduced global facility footprint Eliminated redundant internal software Deployed Robotic Process Automation (RPA) Expanded global headcount; building out Bangalore, India location Recent Operational Wins Operational Effectiveness Driving Leverage in SG&A* 29.5% SG&A* as a % of FY21 Total Revenue Total Revenue ($M) SG&A* as a % of Total Revenue

Transformational Employee Engagement 2015 – 2020 *Voice Of The Employee (V.O.T.E) Annual engagement Survey Scores from 2015 through 2020 Targeted Investments in Talent and Culture Improved employee engagement dramatically, turning NextGen Healthcare into a destination for top talent Instituted Diversity, Equity & Inclusion initiatives Ensured compensation and benefits align with market and are connected to measures that drive shareholder value Enhanced performance management programs Realigned Business Unit structure to functional alignment, creating efficiencies Created transparency between leadership and employees Created programs around trusted advisor to create client focus across the organization Improved culture* by 105% Improved recognition and rewards* by 58% Improved company potential by 111% Improved senior manager relationships* by 60%

Industry Thought Leaders Recognize NextGen Healthcare’s Transformation Our actions have turned NextGen Healthcare into an award-winning HCIT company with #1 KLAS Rated Core Offering

Over the past few years, the company has made significant investments in its product portfolio and restructured its sales force to put a greater emphasis on expanding its footprint. This is paying off” July 29, 2021 “ We continue to applaud the turnaround the company has made” June 14, 2021 “ NXGN continues to execute well and progress toward its 5%-8% organic revenue growth target by increasing market share and wallet share” May 26, 2021 “ We think the company is on the right path with its investment in products, commercializing and implementing.” May 26, 2021 “ Graphics: fix quotes. Independent Industry Analysts Also Recognize the Progress We Are Making

Our Actions Are Driving Improved Financial Performance…

Subscription Growth and Major Near-Term Cross Sell Opportunities 123% increase in highly-valued subscription services annual revenue to $148 million in FY21 Subscription Services Revenue ($M) 5-Year CAGR Meaningful Surround Solution Opportunity Alone 18% Surround Solution Subscription Revenue per Provider per Year1 Patient Experience Platform Up to $2,200 Virtual Visits Up to $1,000 Population Health Analytics Up to $1,800 Mobile Up to $1,200 Financial Analytics Up to $1,300 Total Addressable Market for the Surround Solution Opportunity* $4+ Billion *Source: Internal estimates *FY16 and FY17 adjusted to confirm with current reporting methodology

Total Recurring Revenue ($M) 91%+* 80% * % of FY21 Total Revenue Strong Momentum in Recurring Revenues Significantly increased recurring revenue as a % of total revenue Better Margins Long Term Recurring revenue continues to support margin expansion and cash flow goals longer term Enhanced Revenue Predictability Higher visibility into demand trends at current client base Increased “Stickiness” with Clients Pricing model to match clients’ needs Retention rate 90%+ for enterprise clients Opportunity to gain further wallet share (cross-sell) Why Recurring Revenues Matter?

Enhanced Operating Performance and Free Cash Flow $300M+ in free cash flow generated; no debt, strong balance sheet Collections Effective management of collections as revenue increased and A/R balance decreased FQ1’22 DSO of 46 days Cash and Capacity $63M unrestricted cash (FQ1’22) $300M + $100M in borrowing capacity Free Cash Flow Days Sales Outstanding 46 Days A Record Low!

New Client Wins and Expanding Customer Base Our value proposition grows with client complexity; unmatched scalability and configurability Our offering enables clients to be ahead of the curve as industry moves to integrated and value-based care models Comprehensive and expanding offering enables “one stop shop” convenience for clients New Clients as % of Total Company Bookings 25%+ of F1Q22 bookings now from new clients

Source: McLean & Company Benchmark Dataset, 2020 Materially Expanded Employee Engagement, Creating Leverage Through Employee Productivity Gains Annual Employee Survey Results (Nov 2020) N = 2,256; 87% Response Rate Increasing Average Revenue Per Employee 30%+

We Now Have a Strong Foundation to Support NextGen Healthcare’s Accelerated Growth Reinforced and Scaled Offerings Increased R&D and focus on product quality Built a commercial foundation Invested in talent and culture Pursued strategic M&A Diversified revenue “Surround Solutions” Expanded services Established new partnerships and business development initiatives Instilled operational excellence Accelerating Growth Enhancing “Surround” delivery Growing platform capabilities Extending footprint in high-growth markets Continuing business development and strategic M&A Phase I July 2015 – Dec 2016 Phase II Jan 2017 – Dec 2019 Phase III Jan 2020+ Made foundational investments to drive material growth in company health and performance Stabilized the Company Brought on and supported executive team (CEO/CIO) Ended quarterly dividend Assessed, streamlined the portfolio

No Longer Just a Market Leader… An Emerging Market Shaper

The integration of new capabilities with core Emergency Health Records (EHR) is driving the next wave of NextGen's Healthcare's growth

Population Health

Innovating the integration of medical and behavioral health solutions with multiple leading Federally Qualified Health Centers (FQHCs)

Mobile Care

Accelerating virtual health (2M+ visits in 18 mos) and accessibility (2M patients served through mobile EHR)

Interoperability

Powering over 1/3rd of the public health information exchanges nationally with market leading interface engine

Physician Network

Serving and connecting nearly one out of every 10 physicians across multiple clinical specialties

Consumerism

Connecting experience and records for 120M+ consumers annually through our platforms

Double Digit Growth Potential Spaces are growing 10%+ with significant addressable market sizes

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Unlocking the Value of Our Data and Network 243M sent and received secure direct messages 150M clinical docs exchanged thru CareQuality 35% of Health Information Exchanges (HIEs) are powered by NextGen Healthcare solutions 179M patient records in the NextGen Record Locator Service 71% of all clinical exchanges are Electronic Health Record-agnostic 2.5M directory addresses in NextGen Share (largest in nation) 40 countries with active Mirth Connect customers 100M Carequality queries from external systems / month Health Data Hub (HDH) and NextGen Share, two of our data assets, are fueling critical operational insights delivered at the point of care

Accelerating Revenue Growth with Our Integrated Platform NextGen Healthcare has been rapidly evolving from an EHR-centric company to an integrated platform for ambulatory health solutions Today, NextGen Healthcare is well positioned to pursue double digit growth with turnkey solutions in several high growth markets Revenue growth (Fiscal Year, ending March 31)

Our Growth Acceleration Ladder Tail wind categories and geographies Core business growth through operational excellence Growth through “green box” innovation Growth through inorganic means Mid-Point of FY22 Revenue Guidance FY24+ Revenue Target $581M

Key Growth Drivers Growth drivers that unlock the full potential of NextGen Healthcare’s strengths and investments Sustaining the momentum in our portfolio with priority growth markets and specialties e.g., Spring21, Surround Growth Further unlocking the value of our data, physician and network assets to win in high growth markets e.g., NextGen Connect Innovating business and delivery models in line with market evolution towards “pay for performance” 1 2 3

Strong Corporate Governance and Active and Engaged Board Oversight Setting the right vision: Board in partnership with management is executing a transformation strategy, revitalizing NextGen Healthcare and establishing a strong foundation for sustainable growth Modernizing the Board: Evolving the Board to advance the new strategy, we are executing. Five new directors have been added over the past four years, with the skills and experience relevant for NextGen Healthcare today Building top management team and strengthening our culture: We have been diversifying our management and workforce, improving employee engagement, incentivizing and rewarding operational excellence — turning NextGen Healthcare into a destination for top talent Executing our strategy: All nominees are independent thinkers, credible and capable of accelerating growth and guiding continued strategic and operating execution

Darnell Dent Geraldine McGinty Julie Klapstein NextGen Healthcare’s Director Nominees Jeffrey Margolis Pamela Puryear Craig Barbarosh Morris Panner George Bristol David Sides Deep, Diverse, Relevant Expertise Director Nominee Skills 4 of 9 Director nominees are diverse by gender, race 8 of 9 Director nominees are independent As the Company evolves, so should the Board’s composition. As part of our refreshment efforts, we have identified five new highly qualified directors, including our new CEO. With their appointments, we have advanced Board diversity and added decades of highly relevant experience across providers, health insurance, life sciences and enterprise software to execute our strategy and deliver leading performance and growth.

Annual Meeting Proposals Build on Existing Strong Governance Current Governance Features: Independent Chair Annual election of all directors Single class of shares with equal voting rights Simple majority voting for charter amendments, bylaw amendments, and M&A Shareholders holding at least 10% of voting power have the right to call special meetings (15% if applicable proposal is approved) Executive compensation designed to align pay with performance and long-term strategy Board refreshment process linked to strategy; Nominating and Governance Committee engaged nationally recognized search firm to assist with Board refreshment Proposed Additional Governance Features: Delaware reincorporation “One share, One vote” voting framework, eliminating cumulative voting Resignation policy for directors failing to receive majority support (or plurality in contested elections) Board size to be fixed by board and vacancies filled by a majority of remaining directors Proxy access Exclusive forum in Delaware for shareholder claims Committed to ALL shareholders’ best interests

Delaware Reincorporation Provides Important Benefits Reflects Prevailing Standard >50% All U.S. publicly traded companies >66% All Fortune 500 companies >90% NextGen Healthcare peers Supports Ongoing Strengths Other than corporate domicile change, no change to: Business strategy or operations Board refreshment efforts Current employee base, including management responsibilities and compensation Constructive for Companies and Shareholders Widely respected authority on Board / company fiduciary responsibilities and shareholder rights Experienced in adjudicating corporate disputes; among the most prolific, precedent-setting venues in the country

Elimination of Cumulative Voting and Adoption of Majority Voting Standard We believe each director should represent ALL shareholders’ interests rather than just their self-interests Cumulative Voting Structure Promotes Self-Interests Allows one individual to exercise disproportionate voting power, control or influence over director elections A director can remain on the Board indefinitely even if not supported by a majority of shareholders “One Share, One Vote” Framework Protects ALL Shareholders Proposal Includes Additional Shareholder Protections Promotes transparency and accountability in director election results Ensures that a minority shareholder is unable to cumulate shares and override the will of the majority Carve out for a plurality voting standard in contested elections Adoption of proxy access provision allows shareholders to include their nominees in the Company’s proxy materials Majority Voting Is the Prevailing Standard Among Public Companies +89% of S&P 500 adopt majority voting in uncontested elections 12 S&P 500 companies allow cumulative voting 1 of the Company’s 27 peers allow cumulative voting

1 Includes NEOs Arnold, Metcalfe, and Linton 2 Total Target Compensation includes annualized base salary, target annual incentive, and grant date fair value of long-term incentives Compensation Aligned with Performance Continuing NEO1 Compensation Program Summary Pay program motivates value creation Pay magnitude reasonable and in line with market for each position Pay mix emphasizes pay-for-performance link More than 55% of continuing NEO’s target pay is performance-based Revenue metric promotes top-line growth; non-GAAP EPS and TSR modifier promote strong alignment with shareholder value creation Ongoing shift to more Performance Share Units Restricted Stock Units continue to promote stability Established with consultant, F.W. Cook Program outcomes reflect company performance No payouts on long-term incentives that matured at the end of FY21 Annual incentives paid at max based on strong performance during FY21 Component Format Percentage of FY21 Total Target Compensation2 Continuing NEOs Base Salary Fixed Payments 21% Annual Cash Incentive Payouts based on rigorous pre-set targets: 50% Revenue 50% non-GAAP EPS 15% Long-Term Incentive Performance Share Units     Payouts based on performance against rigorous pre-set targets: 80% 2-year revenue goal 20% 3-year revenue goal Payouts modified by: 3-year cumulative TSR  40% Long-Term Incentive Restricted Stock Units Vests over 3 years, starting 6 months after the grant and each 6 months thereafter 23% Other Perquisites  Minimal N/A

Committed to Sustainability and Corporate Responsibility Delivering Positive Social Outcomes — Our strategy is specifically focused on health equity and eliminating health disparities in our communities — Prioritizing and supporting our workforce of over 2,600 global employees, activating our DE&I values and incentivizing operational excellence — Focus on improving diversity at all levels, including on our Board and management team, to better reflect the clients and communities we serve — Supporting the communities where we live and work

Committed to Sustainability and Corporate Responsibility Our Programs and Investments Have Tangible Results Health equity Connected health and virtual visits are critical to these health equity efforts, as particularly demonstrated against backdrop of COVID-19 pandemic We have enabled over 2M+ connected health visits through our NextGen Virtual Visits™ Investing in our people, engaging our workforce Promotion of our culture through recognition programs – e.g. MVP Awards (nominated by employees) Improved employee engagement by 33%, turning NextGen Healthcare into a destination for top talent 27% of non-NEO employee base receive equity as a component of their compensation (compared to 18% in FY18) Improving diversity is a priority and programs are in place to achieve it Adopted a Diversity & Inclusion Charter, codifying our goals 10 Employee Resource Groups (ERGs) foster diverse, inclusive workplace aligned with our mission and business practices Diversity, Equity & Inclusion Advisory Board creates influence and advocacy, supports ERGs (hired D&I director, 2021) Actively supporting our employees as they make a difference in communities Paid time off benefits for volunteering encourage team members to contribute their time and talents to recognized charities, causes and not-for-profit organizations

Summary and Close

NextGen Healthcare's Progress is Resonating with The Street

Independent Industry Analysts Recognize the Time It Takes to Revitalize a Deteriorating Business, the Transformative Actions We Have Taken and the Progress We Are Making to Accelerate Growth

2017

"we are encouraged by the turn-around efforts that management is putting forth"

SVBLEERINK May 19, 2017

"The bleeding has stopped and the wounds have healed, and encouraging statements on the call around bookings acceleration leading to revenue acceleration and more acquisitions signal a stronger outlook."

PIPER | SANDLER May 19, 2017

"While we acknowledge that it may take some time for Quality Systems to rebound, given current market conditions and some company-specific challenges, the organization has considerable opportunities ahead to convert improved client satisfaction into additional client value created and top-line results."

William Blair May 19, 2017

2018

"We believe management is managing well toward its long-term plan"

William Blair May 25, 2018

"we believe the company is doing the right things for the long term, having initiated a turnaround strategy in 2016"

J.P.Morgan May 24, 2018

"we are encouraged that QSII seems to be turning the ship."

SVBLEERINK May 24, 2018

"We believe QSII is heading in the right direction under new leadership"

RBC Capital Markets May 24, 2018

2019

"NXGN's turnaround continues on track"

Cantor Fitzgerald May 28, 2019

"The company's progress toward growth in recent quarters is very encouraging. RCM is starting to track well, and the pipeline appears to be gaining momentum."

Oppenheimer May 31, 2019

"We believe the leadership team at NXGN is taking appropriate steps to address these challenges"

SVBLEERINK May 28, 2019

"Turnaround appears more tangible after solid end to FY19"

SunTrust Robinson Humphrey May 28, 2019

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NextGen Healthcare's Progress is Resonating with The Street

Independent Industry Analysts Recognize the Time It Takes to Revitalize a Deteriorating Business, the Transformative Actions We Have Taken and the Progress We Are Making to Accelerate Growth

2020

"In our view, the company's longer-term strategy is solid given its recent investments in telehealth and patient engagement."

Cantor Fitzgerald May 4, 2020

"The silver lining of the COVID-19 outbreak for NXGN has been very strong traction for its new telehealth solution, which we think could add $5M-$10M of run-rate subscription revenue in the coming quarters."

KeyBanc Capital Markets May 4, 2020

"We believe NXGN is heading in the right direction under new leadership but it may take a while for these necessary efforts to translate into sustainable growth and earnings visibility. Additionally, turnaround stories are never linear and we expect there will be hiccups along the way."

Baird May 7, 2020

"The COVID-19 pandemic and its negative impact on NextGen's physician practice client base will create some near-term challenges, but we believe NextGen's strong balance sheet and broad platform, including telehealth, patient engagement, and population health solutions, position the company to weather the storm."

William Blair May 5, 2020

2021

"Mgt has improved product quality and customer experience, leading to reduced attrition, new customer wins… we see a compelling platform strategy taking shape that should drive revs(sic)"

Jefferies May 26, 2021

"Moving forward, we believe the company will capitalize on its previous initiatives and accelerate revenue and earnings growth. We note the company's strong free cash flow potential, which we believe is underappreciated by investors. We think this strong free cash flow and healthy balance sheet should provide ample flexibility to pursue acquisitions."

Cantor Fitzgerald September 20, 2021

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NextGen Healthcare is Committed to Delivering Growth, Shareholder Value and Strong Corporate Governance NextGen Healthcare’s director nominees have deep, diverse, relevant expertise and are committed to serving the best interests of ALL shareholders Leadership has transformed NextGen Healthcare into a market leader with a winning platform and exceptionally engaged employees With our new CEO, NextGen Healthcare has a powerhouse management team A robust foundation is now in place, we have never been better positioned to accelerate growth and create significant, sustainable value

Thank You and We Appreciate Your Support Vote “FOR” All Proposals on WHITE Proxy Card Reincorporating into Delaware Eliminating Cumulative Voting Electing Each of NextGen Healthcare’s Director Nominees We believe approval of these proposals serves the best interests of all shareholders and supports sustainable value creation

Additional Information

Commercial Growth Evolution

Average deal size per enterprise client increased 80% from FY18 to FY21

Added top talent to commercial team		Adopted specialty strategy		Built world class marketing team
2017	**2018**	**2019**	**2020**	**2021**
Hired new SVP, Sales Upgraded and trained team on consistent sales methodology Created new role SVP, Market Strategy	Hired New SVP, Marketing Established integrated market strategy and alignment	Built Pre-Sales Engineering Team and Established Nat'l Accts team Upgraded and trained marketing on modern best practices Called specialty-based market plays	Launched NextGen Advisors Established Reporting and Analytics COE	Named EVP, Commercial Growth Built out SDR Team



225% increase in marketing-sourced revenue concurrent with a 32% reduction in cost

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Building Momentum

Why NextGen Healthcare is Winning Larger Deals

Client	NextGen Solutions Deployed	Rationale
New York-based large integrated care network	Full Suite — NG Enterprise EHR, PM, Behavioral Health, Patient Experience Platform, Ophthalmic, Population Health, Mobile	• Trusted advisor and partnership • Integrated platform features, function, configurability, and scalability • PM support of centralized billing and reporting for current services and scalability to expand new services
Maine-based large multispecialty network — ortho division	Full Suite — NG Orthopedic Suite, NextGen Therapy Suite, Virtual Visits, Patient Experience Platform, Managed Cloud Services, Mobile, RCM Services	• Integrated platform allowed org to consolidate and standardize operations while improving clinical workflow
Washington-based large Federally Qualified Health Center (FQHC)	Full Suite — EHR, PM, Pop Health, Mobile, Patient Experience Portal, Virtual Visits, Financial Analytics, EDI	• Better provider workflow and integrated surround tools (Mobile) • Ability to recoup revenue using PM • Strong presence with FQHCs • Better EHR user experience

- Our value proposition grows with client complexity; **unmatched scalability and configurability**
- Our offering enables clients to be ahead of the curve as industry moves to **integrated and value-based care models**
- Comprehensive and expanding offering enables **"one stop shop" convenience** for clients

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Customer Testimonials

Lone ★ Star Circle of Care

"By using the integrated NextGen Patient Experience Platform, **we were able to optimize staff time while offering a better patient experience**. Our providers enjoy using the platform and play an instrumental role in encouraging patients to enroll and utilize the portal."—*Director of Clinical Technologies, Lone Star Circle of Care*

LODEN VISION CENTERS

"The COVID-19 pandemic immediately impacted our practice volume and **working with a trusted advisor like NextGen Healthcare has enabled us to weather the storm**. We now have much better insight into our metrics and can quickly analyze performance to make data-based decisions that improve our clinics and more effectively serve our community."—*Chief Executive Officer, Loden Vision Centers*

Delaware Valley Community Health, Inc.

"With NextGen Virtual Visits, our providers can continue treating patients throughout the pandemic and using the NextGen Behavioral Health Suite enables us to easily refer patients to mental health specialists within our clinics. **The integrated platform allows us to reach more patients and provide potentially life-saving mental health counsel**."—*Chief Information Officer, DVHC*

OSMC ORTHOPAEDIC AND SPORTS MEDICINE CENTER

"A key reason we selected NextGen Healthcare is because **the innovative software suite brings our practice to the next level and provides a more effective way for our patients and providers to interact**. The integrated platform provides greater access, speed and convenience for our providers to communicate with patients and the workflow is tailored to the needs of our specialty."—*Practice Administrator, Orthopaedic & Sports Medicine Center*

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Our World Class Management Team

10 of 12-member executive leadership team are new to NextGen Healthcare since 2016

Well-bonded team's talent, history of success, and diversity of ideas and experience will continue to fuel the Company's growth


David Sides
President and CEO


James Arnold
EVP and CFO


Srinivas Velamoor
EVP, Chief Growth and Strategy Officer


Donna Greene
EVP, HR


David Metcalfe
EVP, CTO


Jeffrey Linton
EVP, GC


Dr. Betty Rabinowitz
Chief Medical Officer


Allen Plunk
EVP, Operations


David Slazyk
Chief Information and Security Officer


Colleen Edwards
SVP, Marketing


Mitchell Waters
EVP Commercial Growth


John Beck
EVP, Chief Solutions Officer

Broad and Deep Experience in Healthcare, Technology and Other Sectors

OPTUM · McKESSON · Cerner · CareFusion · Hillrom · NUANCE · Informix Software · KOFAX

McKinsey&Company · TELADOC · pwc · sequenom · University of Rochester · TARGET · EagleDream Health

Beckman Coulter · Serologicals Creating A Healthier World · Connexa Health · cādence · Alliance Healthcare · fiserv. · Allscripts

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Accomplished leader with proven record growing, scaling and diversifying premier healthcare technology/software companies — we believe this hire is a perfect fit for NextGen and should help guide the company to accelerated revenue growth and margin expansion in future years.” Sept 20, 2021 “ “ As COO of Teladoc, led all commercial functions as revenues doubled in 2020 and are on track to exceed $2B in 2021 Owned Cerner’s global P&L for the consulting business, including all functions from sales through implementation At Cerner, created new methodologies for deployment, new service lines and development plans for 3,500 associates, growing the consulting business from $643M in 2008 to $1.031B in 2012 Led the full-scale turnaround of Streamline Health Solutions as CEO, growing revenue, EBITDA and cash flow organicallyAs CEO of Streamline Health, led the full-scale turnaround of the business Recruited by TPG to lead iMDsoft as CEO; delivered >30% increase in revenue while investing in new systems and processes Respected team builder in all roles, inspiring trust and transforming organizations David Sides, MBA, MHA  PRESIDENT AND CEO  NextGen Healthcare Appoints New CEO

1 Includes full-year non-executive directors and excludes special one-time payments. Peer companies are as disclosed in the Company’s proxy and include ACI Worldwide, Allscripts Healthcare Solutions, Aspen Technology, Blackbaud, Castlight Health, Commvault Systems, Computer Programs & Systems, Fair Issac, HMS Holdings, Manhattan Associates, Microstrategy, Omnicell, Progress Software, PROS Holdings, and SPS Commerce. Director Compensation in Line with Public Company Peers Director Pay vs Peers1 Director compensation is fair and appropriate 2015 NextGen Healthcare average director pay was more than 20% below market Broad market increases in 2015-2020 reflected increased level of effort expected of directors FY21 NextGen Healthcare average director pay is within approximately nine percent of peer group median The majority – 57% – of total 2020 director compensation delivered through restricted stock

We believe that Shelly Razin (sic) had been pulling too much cash out of the business to create passive income for himself...in our view these dividend payments should have been R&D dollars and investment dollars going back into the business” May 30, 2017 “ Sheldon Razin’s Self-Serving Actions

NextGen Healthcare Under Sheldon Razin Sheldon Razin oversaw a series of missteps that led to the erosion of product quality and enterprise value — Poor Capital Allocation — Innovation Not a Focus — Poor Corporate Development Execution — Eroding Corporate Culture and Morale Paying dividends, a sizeable amount of which Sheldon received, took priority over internal investment for the future Lack of timely investment and poor execution, hindered innovation and ability to broaden the solutions portfolio and diversify revenue drivers and keep up with industry trends $77M+ in write-offs (including write-offs of acquisitions) reflect poor diligence and execution Underperforming management team, both limited and protected by Sheldon, underappreciated and demotivated employee base

Erosion of Revenue Growth but Protected Dividends From FY12, Sheldon protected dividends while the Company’s revenue growth and stock price plummeted Overall compensation drawn from NextGen Healthcare was significantly diminished without his $7M of annual dividend income At the end of FY16, after replacing Sheldon as Chair, new leadership suspended dividends in order to save the Company Facing prospect of losing his guaranteed Board seat after 47 years, Sheldon launched his proxy fight Revenue Growth vs. Dividend Yield (FY06 – FY16) Revenue Growth Dividend Yield

Capital Allocation Comparison: Sheldon vs. New Board and Management $540M in R&D spend (FY16-FY21) (more than previous 15 years under Sheldon) $100M+ in revenue generated from acquisitions made under new leadership $400M+ in dividends paid (of which went $71M to Sheldon) $77M+ in write-offs from poor investments under Sheldon’s watch vs Sheldon Razin New Board and Management

Total Shareholder Return with Sheldon as Chairman (2010 – 2015) Shareholders cannot afford to return to a Company led by Sheldon and Lance DOWN54% NXGN CPSI: -14% MDRX: -28% CERN: +179% R2K Value: +46% ATHN: +308% NXGN: -54% TSR excludes dividends

NextGen Healthcare's Nominees Bring Relevant Experience; Sheldon Razin’s Candidates Do Not NXGN Nominees Corporate strategy M&A and strategic partnerships Deep clinical expertise Commercialization Healthcare information technology Expertise in human capital management Sheldon Razin Candidates Organizational transformation, innovation and operational excellence Leading public boards Finance and accounting Governance Real estate (as emphasized in Razin proxy bios) Bitcoin mining (as emphasized in Razin proxy bios) Lodging / hotels (as emphasized in Razin proxy bios) Hospitality (as emphasized in Razin proxy bios) Sheldon Razin’s nominees: not all experience is relevant experience

Total Shareholder Return Under New Leadership

Relative Stock Performance

Oct 16, 2015 — Sept 9, 2021



Phase 1
Avg. Price - $13.62
Phase 2
Avg. Price - $16.40
Phase 3
Hospital Business Divested
Entrada acquisition
EagleDream acquisition
InForth acquisition
Topaz acquisition
MedFusion & Otto acquisitions
Industry Discontinuities and Price Volatility
NXGN: +24%
Peers*: +2%
0/16/15
02/16/16
06/16/16
10/16/16
02/16/17
06/16/17
10/16/17
02/16/18
06/16/18
10/16/18
02/16/19
06/16/19
10/16/19
02/16/20
06/16/20
10/16/20
02/16/21
06/16/21

- Over this time period, NextGen Healthcare generated a TSR of 24%, exceeding nearest industry peers
- Management not satisfied with this performance

nextgen healthcare

* Simple average, peers include Allscripts, Cerner and CPSI

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